Exhibit 10.36(a)

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

SALES CONTRACT

Contract No.: 2010-JKWH-0604-0088

This sales contract (“Contract”) is entered into on, June 1st 2010 (“Signing Date”) in Shanghai, PRC.

Between:

(1)	Zhejiang Jinko Solar Co., LTD. (Hereinafter referred to as the “Seller”)

Address NO.58# Yuan Xi Road,Technical Functional Zone,Yuan Hua Town

Haining,Zhejiang,China

Tel: +86-573-87637160

Fax: +86-573-87985677

(2)	FIRE ENERGY, S.L. (Hereinafter referred to as the “Buyer”)

Address:C/ Tales de Mileto, Nº 15 nave-16 Polígono Industrial La Garena sector 30-C

28806 Alcalá de Henares Madrid, Spain

Fax: (+34) 91 882 8252

Tel (+34) 91 879 8852

(The Seller or the Buyer hereinafter referred to individually as a “Party” and collectively as the “Parties”)

The Buyer and the Seller agree to conduct the following transactions according to the terms and conditions stipulated below:

1.	Product Description

From the Execution Date hereof to May,31th 2011(“Contract Period”), the Buyer agrees to buy from the Seller and the Seller agrees to sell the products (“Products”) to the Buyer as set out below.

Item	Description of Products	UNIT PRICE (USD/wp)	Quantity (in MW)	(Time)
1	185w,190w and 195w mono panel with 72pcs (1580*808*35mm)	****	****MW/month	2010.6-2011.5.31

(Remark)

1. The above quantities for mono panel are 12MW, ****MW thereinto are branded as Jinko Solar, the other ****MW are branded as the buyer and the material required for junction box manufactured by Suzhou QC-solar Co.,Ltd.

2. The price hereof shall be locked in from May, 2010 to September. 2010. The price of the products hereof shall be negotiated from October 2010 to 31th May, 2011.

(Total Amount): **** only (USD: ****)

2.	Product Technical Specifications

2.1 Crystalline silicon solar cell Solar module: Type: mono185w,190w &195w.

Power tolerance: 0 (positive tolerance)

Maximum system voltage: DC 1000 Volts.

The Seller shall provide a flash report (in an excel form) of every single module evidencing the output power of each module.

2.2 Technical Specification is pasted in the website of Seller (www.jinkosolar.com) for detailed description.

3.	Terms of payment

3.1 Trade Term: CIF Hamburg

The above trade term shall be subject to the International Rules for the Interpretation of Trade Terms adopted by the International Chamber of Commerce effective January 1, 2000, including all amendments thereof (“INCOTERMS 2000”).

3.2 Terms of Payment

i)	**** USD shall be paid by T/T within **** working days after the Signing Date as the deposit of the goods from May to December 2010 hereof, and it shall be deducted from that by the last payment of goods delivered in December 2010.

ii)	The price of goods deliver from January to May shall be confirmed and the supplementary shall be signed by both of the parties hereof before 15th December 2010. And within **** working days, **** Dollars shall be paid by T/T to the seller against the signing of the supplementary as the deposit of the payment of the goods delivered from January to May 2011, and shall be deducted by the payments of the goods delivered in May 2011.

****	Confidential material omitted and filed separately with the Commission.

iii)	****% of the payment of monthly order shall be paid to the seller within **** working days against the placing of the order; the remaining pending payment shall be paid by T/T within ****days being after the date of the Bill of lading. The buyer shall telex release the goods against the receipt of the remaining payment relatively within **** working days.

iv)	The **** as the deposit hereunder shall be paid and remitted to Seller prior to the effectiveness of this Contract.

3.3 The total purchase price for each shipment will be calculated based on the nominal power output of the solar modules as recorded on the commercial invoice.

3.4 Bank Information

USD FUNDS TRANSFER

Please remit by to:

Industrial and Commercial Bank of China

Frankfurt/Main

Swift BIC:ICBKCNBJZJP

For credit to:

Industrial and Commercial Bank of China

Zhejiang Provincial Branch

Swift BIC:ICBKCNBJZJP

Address: No. 106 Haichang Road, Haining City, Zhejiang

Provincial, China

Beneficiary’s Account No.:

1204085009814017018

Beneficiary’s Name and Address:

Zhejiang Jinko Solar Co., Ltd.

Yuan Xi Road, Technical Functional Zone, Yuan Hua Town Haining,

Zhejiang, China

4.	Title and Risk of Loss / Insurance

Any risk of loss or damage, as well as any additional costs due to events occurring after the time of delivery shall pass to Buyer based on the trade term stipulated in Article 3.1; however, title to the Products per specified delivery shall pass to Buyer only after payment for those particular Products has been received in full.

****	Confidential material omitted and filed separately with the Commission.

5.	Terms of Shipment

5.1 Date of shipment:

5.2 Port of Loading: Shanghai, China

5.3 Port of Destination: Hamburg, Germany

5.4 Condition of Shipment: CIF Hamburg

5.5 Notice of Shipment

(1) In the case of a shipment by CIF Hamburg, the Seller shall inform the Buyer of the name of the Product, and the name and dispatch date of the relevant vessel by written notice within two (2) working days after the Date of Shipment.

6.	Packing

The packing shall be conducted in accordance with the standards stipulated in Section 6.1:

6.1 The packing of the Product shall be suitable for ocean transportation and provide protection against dampness, humidity, rust, wear and tear, and shock. The Seller shall be liable for any damage to the Product caused by inadequate or improper packing during the shipment, provided, however, that Seller will not be liable for any damage to the Product caused by or attributable to the carrier, or by any other factor not within the Seller’s control; or

6.2 The packing of the Product shall be suitable for long distance air transportation and provide protection against dampness, humidity, rust, wear and tear, shock and rough handling. The Seller shall be liable for any damage to the Product caused by inadequate or improper packing during the shipment, provided, however, that Seller will not be liable for any damage to the Product caused by or attributable to the carrier, or by any other factor not within the Seller’s control.

7.	Warranty & Claims

Detailed information about Warranty & Claims is included in Appendix A.

8.	Force Majeure

1) Neither Party shall be liable to the other Party for failure of or delay in performance of any obligation under this Contract, directly, or indirectly, owing to acts of God, war, war-like condition, embargoes, riots, strike, lock-out and other events beyond its reasonable control which were not reasonably foreseeable and whose effects cannot be overcome without unreasonable expense and/or loss of time to the affected Party (i.e., the Party that is unable to perform)

2) If a Force Majeure event occurs, the affected Party shall notify the other Party of the occurrence thereof within seven (7) calendar days of its occurrence, and send a certificate confirming the occurrence of the Force Majeure event issued by the relevant local authorities within fifteen (15) calendar days from the date the event occurred. Thereafter, the Parties shall discuss the best way to resolve the delay or interruption caused by the event. If the conditions of Force Majeure continue to materially impede performance of any material obligation under this Contract for a period of more than three (3) consecutive calendar months, then either Party shall be entitled to terminate this Agreement without consequence upon 30 days’ prior written notice to the other Party.

9.	Breach Liabilities

(i)	Based on the requirement of Seller’s commercial strategy, Buyer warrants that it shall not resell Seller’s Product into the country of Israel, failing of which Buyer shall be fully responsible for all of loss of Seller.

(ii)	Buyer shall warrants that it holds good commercial reputation and is in good financial condition, failing of which Buyer shall be fully responsible and compensate Seller’s loss therein provided that Seller cannot obtain any loan and insurance policy due to Buyer’s such failure.

(iii)	Buyer shall be responsible for any loss arising from its failure upon timely receipt of the Product of Seller at the destination port.

(iv)	Unless otherwise provided for under this Contract, if Buyer delays in making payment, Buyer shall pay liquidated damages equal to ****% of the Contract amount per day to the Seller. If the delay exceeds **** days, Buyer shall be deemed as unable to pay, and Seller shall have the right to terminate the Contract immediately and require the Buyer to pay liquidated damages equal to ****% of the Contract amount without affecting the Seller’s other rights under the Contract.

(v)	If the Buyer fails to make payment or terminates the Contract unilaterally, the Buyer shall pay liquidated damages equal to ****% of the Contract amount without affecting the Seller’s other rights under the Contract.

10.	Contract Disclosure

Buyer agrees that Seller can disclose the main content of this Contract to the state security commission of the country where Seller lists as legally required.

****	Confidential material omitted and filed separately with the Commission.

11.	Non-transfer

No right to transfer any right or obligation of this Contract by any Party without express written approval of the other Party.

12.	Confidentiality

Both Parties agree to maintain confidentiality concerning the details of this Contract, except in the event where a disclosure: (i) is necessary for each Party to the financial institutions for the purpose of financing this Contract; (ii) is required by applicable law either of each Party’s country; (iii) is required by court order or by stock and security regulatory authorities. The Parties shall make provisions that employees and third Parties entrusted with implementing the Contract are bound to this obligation of secrecy. This also applies to the presentation of this Contract for legal examinations or audits by legal consultants and tax advisors, investors and banks.

13.	Applicable Law

This Contract shall be construed under and governed by the laws of Germany, except as otherwise expressly provided to be governed by INCOTERMS 2000. For any specific matter that is not covered by German law or INCOTERMS 2000, the general international business practices shall apply.

14.	Arbitration

Any dispute in connection with or arising from the Contract shall be settled through friendly negotiations. If no settlement can be reached, the dispute shall be submitted for arbitration to the China International Economic and Trade Arbitration Commission Shanghai Branch, for arbitration in accordance with the Arbitration Rules in effect at the time of arbitration. The arbitral award shall be final and binding upon both parties; and the arbitration fee shall be borne by the losing party. The other clause shall be continually carried on except the clause on arbitration.

15.	Miscellaneous

1) This Contract, together with its all Appendixes constitutes the whole and has the same effectiveness.

2) In the event that the purchase order (PO) is adopted under this Contract for specific delivery, such PO also consists of one part of this Contract. However, the stipulation of the Contract shall prevail in case of any discrepancy there between.

3) This Contract is drafted in Chinese and English. In case of any discrepancy between the two versions, the Chinese version shall prevail. This contract is executed in duplicate. Each party holds one version with the same effectiveness.

4) The Contract shall take effect only after the maturity of the following two situations:

i)	seal and signature by both Parties;

ii)	**** Dollars herein has been paid into the entry of Seller’s designated Bank Account set forth in Article 3.4.

IN WITNESS WHEREOF, the Parties have executed this Contract as of the date first set forth above.

****	Confidential material omitted and filed separately with the Commission.

Appendices:

Appendix A: Limited Warranty for PV Modules (refer to www.jinkosolar.com)

Signature and Sealed

/s/ Zhejiang Jinko Solar Co. Ltd.
On Behalf of
Zhejiang Jinko Solar Co., LTD.
Appointed Representative

/s/ Fire Energy, S.L.

On behalf of

FIRE ENERGY, S.L.

Appointed Representative

/s/ John Liu

Exhibit 10.36(b)

**** INDICATES CONFIDENTIAL MATERIAL OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND FILED WITH THE SECURITIES AND EXCHANGE COMMISSION SEPARATELY WITH A REQUEST FOR CONFIDENTIAL TREATMENT.

Supplementary Agreement

(NO.): 2010-JKWH-0818-0097

(Date): 2010-8-18

Zhejiang Jinko Solar Co., LTD. (Hereinafter referred to as the “Seller”)

FIRE ENERGY, S.L. (Hereinafter referred to as the “Buyer”)

Based on the friendly and stable cooperation, the two parties have agreed to conduct the following supplementary clause of the sales contract (NO: 2010-JKWH-0604-0088, hereof referred to the Sales Contract):

The implement time shall be by the end of 31st December 2011, both in the Sales Contract and the Supplementary Agreement.

The quantity changes: 1) JKM185M-JKM200M-72 mono panel: ****MW per month, one half for FE brand, the other for Jinko brand; 2) JKM220P-JKM240P-60 poly panel: ****MW per month, all for Jinko brand, less then ****MW in this August is permitted as for the short time left in this August.

**** dollars shall be paid to the seller hereof within **** working days after signing the Agreement and added as deposit with **** in the Sales Contract, the **** dollars shall be deducted as the payment of the goods in December 2011.

The bank guarantee of **** dollars for deposit shall be opened to the only beneficiary, hereof referred to the buyer, within **** days against the receipt of the deposit, expiring at December 31st,2011.

The price changes: 1) the price of mono panel in the Sales Contract shall be locked as CIF Hamburg ****/wp from October to December 2010; 2) the price of ploy panel shall be locked as FOB shanghai ****/wp from August to December 2010; 3) the price of panels in 2011 shall be locked by the quarter, and confirmed **** months in advance.

The payment: ****% of the monthly payment shall be made within **** working days after PO, the balance payment of each month shall be made by the buyer within **** days being after the date of the Bill of lading, the relative BOL shall be telex released by the seller within **** working days after the receipt of the balance payment.

****	Confidential material omitted and filed separately with the Commission.

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The Agreement is an inseparable part of the Sales Contract, the legal effect is the same as the Sales Contract.

This Contract is drafted in Chinese and English. In case of any discrepancy between the two versions, the Chinese version shall prevail. This contract is executed in duplicate. Each party holds one version with the same effectiveness.

Sealed

/s/ Zhejiang Jinko Solar Co. Ltd.
On Behalf of
Zhejiang Jinko Solar Co., LTD.

/s/ Fire Energy, S.L.

On behalf of

FIRE ENERGY, S.L.

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